UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

April 21, 2024
Date of report (Date of earliest event reported)

RENASANT CORPORATION
(Exact name of registrant as specified in its charter)

Mississippi	001-13253	64-0676974
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

209 Troy Street, Tupelo, Mississippi 38804-4827
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (662) 680-1001
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $5.00 par value per share	RNST	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Performance Based Rewards Plan. On April 21, 2024, the Board of Directors of Renasant Corporation (“Renasant”) approved amendments to the Renasant Corporation Performance Based Rewards Plan (the “PBRP”), which plan provides an opportunity for eligible officers and employees of Renasant, Renasant Bank and Renasant’s other affiliates to earn annual cash incentives. In addition to organizational and clarifying changes and other ministerial, non-substantive amendments, the following amendments were made to the PBRP:
•The provisions governing how the Compensation Committee of the Board of Directors (the “Compensation Committee”) establishes award amounts were clarified, including specifying that employees below a specified officer title may receive awards not subject to performance goals. In addition, the Compensation Committee’s flexibility to pay awards (or partial awards) even if performance goals are not satisfied was expanded to permit the Compensation Committee to exercise discretion with respect to awards made to Renasant’s senior executive officers.
•Additional details relating to the scope of the Compensation Committee’s powers to administer the PBRP were added, including with respect to the Compensation Committee’s ability to consult with, and delegate authority to, Renasant’s chief executive officer and other senior officers regarding awards to employees below the Senior Executive Vice President level.
•The non-exclusive list of performance measures to which PBRP awards may be subject has been updated to reflect the Compensation Committee’s current practices and to enhance the Compensation Committee’s flexibility to consider other measures (without the need for a formal amendment to the PBRP).
•Default rules for participation by employees entering the PBRP mid-year were added.
•A provision was added to make clear that a PBRP participant must be in good standing as of the day prior to a change in control to be eligible for payment of his or her PBRP award.
•A provision was added specifying that suits under the PBRP will be brought in Federal or state court in Mississippi.
The foregoing description of the amended and restated Performance Based Rewards Plan does not purport to be complete and is qualified in its entirety by reference to the plan itself, a copy of which will be filed as an exhibit to Renasant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024.
2020 Long-Term Incentive Compensation Plan. As detailed in Item 5.07 below, at Renasant’s 2024 Annual Meeting of Shareholders, Renasant’s shareholders approved an amendment to Renasant’s 2020 Long-Term Incentive Compensation Plan (the “LTIP”) to increase the number of shares of common stock available for grant, award or issuance under the plan. The amendment increased the number of shares of Renasant common stock reserved for issuance under the LTIP by an additional 915,000 shares.
Item 3.03. Material Modification to Rights of Security Holders.
As detailed in Item 5.07 below, at Renasant’s 2024 Annual Meeting of Shareholders, Renasant’s shareholders approved an amendment to Renasant’s Articles of Incorporation, as amended, to phase out the classified structure of Renasant’s Board of Directors and provide for the annual election of directors (the “Declassification Amendment”). The annual election of directors will be phased in over three years. The directors elected at the 2024 Annual Meeting of Shareholders have been elected for a one-year term expiring at the 2025 Annual Meeting of Shareholders. At the 2025 Annual Meeting of Shareholders, these directors and those directors whose terms expire and are standing for election at such annual meeting (as well as any other nominee for election as a director at the 2025 Annual Meeting of Shareholders) will be elected for a one-year term. Finally, at the 2026 Annual Meeting of Shareholders, all of Renasant’s director nominees will stand for election for a one-year term. As a result Renasant’s Board of Directors will be fully declassified (with all board members standing for annual election) commencing with the 2026 Annual Meeting of Shareholders.

The foregoing description of the Declassification Amendment is qualified in its entirety by reference to the full text of the Articles of Amendment, a copy of which is included as Exhibit 3(i) to this Current Report on Form 8-K and incorporated by reference herein.
Item 5.07. Submission of Matters to a Vote of Security Holders.
Renasant held its 2024 Annual Meeting of Shareholders on April 23, 2024. Proxies were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to Renasant’s solicitations. At the meeting, shareholders voted on the following proposals:
1.To elect four Class 1 directors, each to serve a one-year term expiring in 2025 if the Declassification Amendment (as defined in Proposal 2 below) was approved (and to serve a three-year term expiring in 2027 if the Declassification Amendment was not approved);
2.To approve an amendment to Renasant’s Articles of Incorporation to phase out the classified structure of the board of directors and provide for the annual election of directors (the “Declassification Amendment”);
3.To approve an amendment to Renasant Corporation’s 2020 Long-Term incentive Compensation Plan to increase the number of shares of common stock available for grant, award or issuance under the plan;
4.To adopt a non-binding, advisory resolution approving the compensation of Renasant’s named executive officers in 2023; and
5.To ratify the appointment of HORNE LLP as Renasant’s independent registered public accountants for 2024.
All of Renasant’s nominees for directors as listed in the proxy statement were elected with the following vote:

	For	Votes Withheld
Class 1 Directors
Donald Clark, Jr.	39,896,963	7,070,976
Albert J. Dale, III	44,971,552	1,996,387
Connie L. Engel	46,500,269	467,670
C. Mitchell Waycaster	46,394,100	573,839
There were 4,345,331 broker non-votes for each director on these proposals.
The Declassification Amendment was approved with the following vote:

For	Against	Abstentions	Broker Non-Votes
46,863,664	90,892	13,383	4,345,331
The amendment to the Renasant 2020 Long-Term Incentive Compensation Plan to increase the number of shares of common stock available for grant, award or issuance under the plan was approved with the following vote:

For	Against	Abstentions	Broker Non-Votes
45,695,878	1,148,329	123,732	4,345,331

The non-binding, advisory resolution approving the compensation of Renasant’s named executive officers in 2023 was approved with the following vote:

For	Against	Abstentions	Broker Non-Votes
45,416,019	1,359,450	192,470	4,345,331
The appointment of HORNE LLP as Renasant’s independent registered public accountants for 2024 was ratified with the following vote:

For	Against	Abstentions	Broker Non-Votes
50,843,314	391,958	77,998	—

Item 9.01.    Financial Statements and Exhibits.
    (d)    The following exhibits are furnished herewith:
    Exhibit No.    Description
3(i)        Articles of Amendment to the Articles of Incorporation of Renasant Corporation
104        The cover page of Renasant Corporation’s Form 8-K is formatted in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENASANT CORPORATION
Date: April 25, 2024	By:	/s/ C. Mitchell Waycaster
C. Mitchell Waycaster
Chief Executive Officer